UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 13, 2020

U.S. WELL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38025	81-1847117
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1360 Post Oak Boulevard Suite 1800 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(832) 562-3730

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol(s)	Name of each exchange on which registered
CLASS A COMMON STOCK $0.0001, par value per share	USWS	NASDAQ Capital Market
WARRANTS	USWSW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

U.S. Department of Agriculture Business & Industry CARES Act Program

U.S. Well Services, Inc. (the “Company”), U.S. Well Services, LLC, a subsidiary of the Company (“USWS”) and USWS Holdings LLC, a subsidiary of the Company (“Holdings,” and together with the Company and USWS, collectively, the “Borrowers,” and each individually, a “Borrower”), entered into that certain Business Loan Agreement dated as of November 12, 2020, with Greater Nevada Credit Union, as lender (“Lender”), pursuant to the United States Department of Agriculture, Business & Industry Coronavirus Aid, Relief, and Economic Security Act Guaranteed Loan Program (“USDA B&I CARES Act Program”), in the aggregate principal amount of up to $25,000,000 (the “B&I CARES Act Loan”).

As of the date of this report, the B&I CARES Act Loan is not yet funded and is conditioned upon and subject to final approval by the Rural Business-Cooperative Service or successor agency assigned by the Secretary of Agriculture and the satisfaction of all conditions precedent to funding specified in the B&I CARES Act Loan.

The B&I CARES Act Loan will be secured by specific equipment collateral which is currently subject to a lease between the Company and MG Finance Co., Ltd., which lease is anticipated to be terminated as part of the satisfaction of the conditions to funding under the B&I CARES Act Loan. Once funded, the B&I CARES Act Loan will accrue interest at a fixed rate of 5.75% per annum. The maturity date of the B&I CARES Act Loan will be November 12, 2030. The purpose of the B&I CARES Act Loan is to provide long-term financing for eligible working capital purposes and fees and costs associated with the B&I CARES Act Loan in accordance with authorized uses under applicable law and regulations of the USDA B&I CARES Act Program.

The foregoing description of the B&I CARES Act Loan does not purport to be complete and is qualified in its entirety by reference to the complete text of the B&I CARES Act Loan which is filed herewith as Exhibit 10.1 and the Form of Promissory Note which is filed herewith as Exhibit 10.2.

The lenders under each of the Credit Agreement (as defined below) and the ABL Facility (as defined below), consent to the incurrence of the B&I CARES Act Loan, subject to the terms and the satisfaction of the certain conditions.

Fourth Amendment to Senior Secured Term Loan Credit Agreement

USWS, the Company, Holdings and the subsidiary guarantors party thereto (collectively, the “Loan Parties”), entered into the Fourth Amendment to Senior Secured Term Loan Credit Agreement dated November 12, 2020 (the “Term Loan Amendment”) with CLMG Corp., as administrative agent (the “Administrative Agent”), CLMG Corp., as collateral agent (the “Collateral Agent,” and together with the Administrative Agent, the “Agents”) and the lenders party thereto (the “Term Lenders”). The Term Loan Amendment amends that certain Senior Secured Term Loan Credit Agreement dated as of May 7, 2019 (as amended, restated, or supplemented, the “Credit Agreement”), among the Loan Parties, the Agents, the Term Lenders, and certain other financial institutions party thereto from time to time.

Pursuant to the Term Loan Amendment, certain modifications and amendments will be made to the Credit Agreement in order to, among other things, consent to the incurrence of debt and liens under the B&I CARES Act Loan and other modifications provide for additional scheduled amortization payments and other mandatory prepayment arising for the receipt of certain claim proceeds, in each case subject to the terms, and upon the satisfaction of conditions, specified therein.

Pursuant to the Term Loan Amendment, scheduled principal amortization payments in the amount of $1,250,000 will be due and payable quarterly on December 31, 2020 until June 30, 2022 and will be applied to Term B Loans (as defined in the Credit Agreement). On June 30, 2022 and continuing on each scheduled amortization payment date thereafter, Term A Loans (as defined in the Credit Agreement) shall be repaid equal to 0.50% of the initial principal amount advanced and Term B Loans shall be repaid equal to 0.50% of the initial principal amount advanced. On May 31, 2021, an additional $2,500,000 payment will be due and payable in respect of Term B Loans (as defined in the Credit Agreement). Furthermore, in the event USWS receives cash payments arising from its claims made in a specified bankruptcy proceeding, USWS may be required to make prepayments of Term B Loans in a like amount (including a potential mandatory prepayment of up to $2,500,000 on September 30, 2021), subject to the satisfaction of certain payment conditions set forth in the Term Loan Amendment.

The foregoing description of the Term Loan Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Term Loan Amendment, which is filed herewith as Exhibit 10.3.

Third Amendment to ABL Credit Agreement

The Company, USWS, and the subsidiaries of the Company party thereto entered into the Third Amendment to the ABL Credit Agreement dated November 12, 2020 (the “ABL Amendment”) with the lenders party thereto (the “ABL Lenders”) and Bank of America, N.A., as the administrative agent (the “ABL Agent”), swing line lender and letter of credit issuer. The ABL Amendment amends that certain ABL Credit Agreement dated as of May 7, 2019 (as may be amended, restated, or supplemented, the “ABL Facility”), among the Company, USWS, and the subsidiaries of the Company party thereto, the ABL Agent and the ABL Lenders.

Pursuant to the ABL Amendment, certain modifications and amendments will be made to the ABL Facility in order to, among other things, consent to the incurrence of debt and liens under the B&I CARES Act Loan and other modifications provide for an agreement to determine a successor interest rate when LIBOR is no longer available, in each case subject to the terms, and upon the satisfaction of conditions, specified therein.

The foregoing description of the ABL Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the ABL Amendment, which is filed herewith as Exhibit 10.4.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information in Item 1.01 of this Current Report on Form 8-K are incorporated herein by reference into this Item 2.03.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements concerning the Company’s expectations, anticipations, intentions, or beliefs regarding the B&I CARES Act Loan. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including financial market conditions; actions by the B&I CARES Act Loan parties; changes by the USDA or other governmental authorities regarding the CARES Act, the USDA or related administrative matters; the satisfaction of conditions precedent to funding specified in the B&I CARES Act Loan, the Company’s and Borrower’s ability to comply with the terms of the B&I CARES Act Loan and the CARES Act, and other risks and uncertainties described under the headings “Forward-Looking Statements,” “Risk Factors” and other sections of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 5, 2020, in our Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission on August 6, 2020 and November 6, 2020, and subsequent filings.

Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for us to predict all such factors.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

10.1	Business Loan Agreement dated as of November 12, 2020, among U.S. Well Services, LLC, U.S. Well Services, Inc., and USWS Holdings, LLC, as borrowers, and Greater Nevada Credit Union, as lender.

10.2	Form of Promissory Note dated as of November 12, 2020, executed by U.S. Well Services, LLC, U.S. Well Services, Inc., and USWS Holdings, LLC, as borrowers, and made payable to Greater Nevada Credit Union, as lender.

10.3	Fourth Amendment to Senior Secured Term Loan Credit Agreement dated as of November 12, 2020, by and among U.S. Well Services, LLC, U.S. Well Services, Inc., USWS Fleet 10, LLC, USWS Fleet 11, LLC, USWS Holdings, LLC, CLMG Corp., as administrative agent and term loan collateral agent and the lenders party thereto

10.4	Third Amendment to ABL Credit Agreement dated as of November 12, 2020, by and among U.S. Well Services, LLC, U.S. Well Services, Inc., USWS Fleet 10, LLC, USWS Fleet 11, LLC, USWS Holdings, LLC, the lenders party thereto, and Bank of America, N.A., as administrative agent, lender swing line lender and letter of credit issuer

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. WELL SERVICES, INC.

By:	/s/ Kyle O’Neill
Name:	Kyle O’Neill
Title:	Chief Financial Officer

November 19, 2020

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